U.S. SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 23, 2018

Concierge Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada 000-29913 90-1133909 (state of incorporation) (Commission File Number) (IRS Employer I.D. Number) 29115 Valley Center Rd., K-206 Valley Center, CA 92082 (866) 800-2978

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

On July 23, 2018, Concierge Technologies, Inc. (the “Company”) issued a press release announcing developments with respect to its operating subsidiaries. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Concierge Technologies, Inc., dated July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2018                            CONCIERGE TECHNOLOGIES, INC.

By: /s/ Nicholas Gerber

      Nicholas Gerber

      Chief Executive Officer